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                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Experts", and to the use of our report dated April 30, 2001, which is incorporated by reference, in this registration statement on Form N-2 of Alliance World Dollar Government Fund II, Inc.

                                 /s/ ERNST & YOUNG LLP
                                 ---------------------------
                                     ERNST & YOUNG LLP


New York, New York
October 5, 2001












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